SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) September 15, 2003


                             New World Pasta Company
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


   Delaware                          333-76763                   52-2006441
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(State or Other Jurisdiction       (Commission                (IRS Employer
       of Incorporation)            File Number)            Identification No.)


 85 Shannon Road,  Harrisburg, Pennsylvania                       17112
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code  (717) 526-2200
                                                    ---------------------------

Item 5.  Other Events.

         On September 15, 2003, New World Pasta Company issued a press release announcing the appointment of Douglas W. Ehrenkranz as Senior Vice President, Sales and Marketing. A copy of the press release, which is incorporated herein by reference, is attached as an exhibit.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.

99       Press Release issued by New World Pasta Company on September 15, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NEW WORLD PASTA COMPANY


Date:  September 15, 2003               By:  /s/  Cary A. Metz
                                           ------------------------------------
                                            Name:  Cary A. Metz
                                            Title: Vice President, General
                                                   Counsel and Corporate
                                                   Secretary

                                 EXHIBIT INDEX

Number            Description of Exhibit

99                Press Release issued by New World Pasta Company on
                  September 15, 2003

                                                                  Exhibit 99

NEW WORLD PASTA COMPANY
85 Shannon Road
Harrisburg, PA  17112

                                                     CONTACT: Cary A. Metz
                                                              (717) 526-2200



    NEW WORLD PASTA NAMES NEW SENIOR VICE PRESIDENT OF SALES AND MARKETING


         HARRISBURG, PA - September 15, 2003 -- New World Pasta Company, a leading marketer and supplier of dry pasta, today announced the appointment of Douglas W. Ehrenkranz as Senior Vice President, Sales and Marketing. Mr. Ehrenkranz has previously held leadership positions in sales and marketing at flagship consumer goods companies such as The Procter & Gamble Company and PepsiCo subsidiary Taco Bell. His most recent positions have been as Vice President, Sales at Chung's Gourmet Foods, a prominent specialty Asian food company in the U.S., and Executive Vice President, Sales and Marketing at Imperial Sugar Company, where he had responsibility for all sales and marketing activities.

"We are pleased that Doug has decided to join the New World Pasta team," said Wynn A. Willard, New World Pasta's Chief Executive Officer. "He brings with him a wealth of sales and marketing experience at leading consumer goods companies, and a track record of success. He will join a team of management and dedicated employees who are focused on the future, and on building and implementing a strategy of profitable growth."

"I am excited about the opportunity at New World Pasta," commented Doug Ehrenkranz. "From a sales and marketing perspective, we start with our well-known brands of pasta such as Ronzoni, San Giorgio, Creamette, Skinner, Catelli and Healthy Harvest. To that we add a long-standing and successful relationship with our consumers, which is built upon our heritage and our quality products, and which has resulted in leading share positions. Then, we add our partnership with our trade customers, and our focus on profitable growth of our business in different channels of trade. We're a food company, and this is a recipe we like."

Mr. Ehrenkranz received his Bachelor of Arts degree from the University of Arizona.

About New World Pasta
New World Pasta is a leading marketer and supplier of dry pasta in the United States and Canada, with manufacturing operations in the United States, Canada and Italy. Headquartered in Harrisburg, Pennsylvania, New World Pasta has over 1,100 employees worldwide.


FORWARD LOOKING STATEMENTS
THIS PRESS RELEASE INCLUDES FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF
SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WHICH REPRESENTS THE COMPANY'S EXPECTATIONS AND BELIEFS CONCERNING FUTURE EVENTS THAT INVOLVE RISKS AND UNCERTAINTIES WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CURRENTLY ANTICIPATED. ALL STATEMENTS OTHER THAN STATEMENTS OF HISTORICAL FACTS INCLUDED IN THIS RELEASE ARE FORWARD LOOKING STATEMENTS. FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS INCLUDE THE COMPLETION OF THE COMPANY'S FINANCIAL STATEMENTS, WHICH COULD UNCOVER ADJUSTMENTS IN PRESENTLY UNKNOWN AREAS, THE PREPARATION OF RESTATED HISTORICAL FINANCIAL STATEMENTS, IF NECESSARY, AS WELL AS THOSE FACTORS SET FORTH IN OUR PERIODIC REPORTS FILED WITH THE SEC. CONSEQUENTLY, ALL OF THE FORWARD LOOKING STATEMENTS MADE IN THIS PRESS RELEASE ARE QUALIFIED BY THESE AND OTHER FACTORS, RISKS AND UNCERTAINTIES.